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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                   May 3, 2004

                Date of Report (Date of earliest event reported)

                             Arch Capital Group Ltd.
             (Exact name of registrant as specified in its charter)

      Bermuda                        0-26456                        N/A
  (State or other           (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                           Identification No.)
 incorporation or
   organization)

              Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (441) 278-9250

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. Other Events.

     Attached hereto as Exhibit 25.1 is a Form T-1 Statement of Eligibility and Qualification of Trustee to qualify JPMorgan Chase Bank, a New York banking corporation, as trustee with respect to certain issuances of debt securities under the Company's effective shelf registration statement (File No. 333-110190).



ITEM 7. Exhibits.



EXHIBIT NO.       DESCRIPTION
-----------       -----------

25.1              Form T-1 Statement of Eligibility of Trustee






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                ARCH CAPITAL GROUP LTD.



Date: May 3, 2004               By:       /s/ John D. Vollaro
                                     ------------------------------------
                                     Name: John D. Vollaro
                                     Title: Executive Vice President,
                                            Chief Financial Officer and
                                            Treasurer





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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
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25.1              Form T-1 Statement of Eligibility of Trustee




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